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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 18, 1997


                             Siebert Financial Corp.
               (Exact Name of Registrant as Specified in Charter)

New York                            0-5703                   11-1796714
(State or Other                     (Commission              (I.R.S.  Employer
Jurisdiction of                    File Number)              Identification No.)
Incorporation)

             885 Third Avenue, Suite 1720, New York, New York 10022
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 644-2400



          (Former Name or Former Address, if Changed Since Last Report)
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Item 8.  CHANGE IN FISCAL YEAR.

         Effective February 18, 1997, the Board of Directors of Siebert Financial Corp. (the "Corporation") approved a change in the Corporation's fiscal year from March 31 to December 31 of each year, such change to take effect as of December 31, 1996. The report covering the transitional period will be included in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1996.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  SIEBERT FINANCIAL CORP.
                                                  (Registrant)



                                                  By: /s/ Muriel F. Siebert
                                                      --------------------------
                                                      Muriel F. Siebert
                                                      President

Dated:  March 5, 1997



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